UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2012

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER VALUE FUND

Letter to Shareholders

Dear Fellow Shareholder:

Although the broad market averages and the Forester Value Fund ended 2011 close to where they started for the year, the markets experienced a significant amount of volatility in between.  During the first half of the year, the Federal Reserve’s large monetary stimulus program known as QE2 (Quantitative Easing 2) gave investors confidence that the Fed was doing everything in its power to support the US economy.  As a result, the equity markets rallied from January through April.  However, as the QE2 program ended in June and the European sovereign debt crisis intensified, the markets sold off sharply May through September.  Once again the Federal Reserve came to the rescue in September with a new monetary stimulus program called Operation Twist.  Similarly, in February the European Central Bank devised a monetary stimulus program of its own called the LTRO (Long-Term Refinancing Operation), which served to calm the sovereign debt markets.  These moves helped the US equity market to rally from October through March 2012.

For calendar 2011, the Forester Value Fund Class N shares returned -0.2% compared to 2.1% for the S&P 500.  For the fiscal year ended March, 2012, the Value Fund returned -1.5% compared to 8.5% for the S&P 500.  Since inception (9/10/99), the Value Fund has returned 5.0% annualized while the S&P 500 has returned 2.2% annualized.

VF Corp. had a very good year and returned 47.6% in fiscal 2012.  The company continues to see strong demand for their North Face and Vans brands across the globe.  The company’s margins were boosted by a turnaround in their European jean division as well as falling cotton prices.  In June the company announced the acquisition of The Timberland Company.  The acquisition was $0.60 accretive to 2011 earnings per share and is expected to be $1.10 accretive to 2012 earnings per share.  We continue to hold shares of VF Corp. and we expect another solid year in 2012 as the company continues to support their strong global brands and realize synergies from their acquisition of Timberland.

AutoZone Inc. returned 35.4% in fiscal 2012, driven in part by the company’s successful expansion into the commercial auto parts supply business.  This strategy allows the company to address a new segment of the market with minimal additional capital, and the company has reaped attractive returns as a result.  In addition, consumers are driving their cars longer before replacing them, which is giving the auto parts retailers a nice boost to revenue growth.  Finally, management is very committed to returning cash to shareholders, and the company repurchases a large portion of stock every year, which creates a steady demand for the shares.

As we look to 2012, we expect to see a similar theme as 2011: the world’s central banks trying to alleviate the stress of overly indebted nations trying to de-lever.  While we believe that these institutions will remain committed to developing creative solutions to avert a crisis, we recognize that the problems are large and complex and we therefore expect to see continued volatility in the markets.  We believe that a level of caution is warranted, and as such, the portfolio is positioned to weather future volatility.

As always, we will continue buying good stocks with exceptional appreciation potential. We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

THE FORESTER VALUE FUND – CLASS I

PERFORMANCE  ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2012 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	-1.02%	N/A	7.35%	$ 12,208
S&P 500 Stock Index	8.54%	N/A	17.89%	$ 15,890

Growth of $10,000

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
S&P 500
Class I

The chart assumes an initial gross investment of $10,000 made on 6/5/09 for Class I (Class I inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND – CLASS N

PERFORMANCE  ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2012 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	-1.45%	3.43%	4.96%	$ 18,370
S&P 500 Stock Index	8.54%	2.01%	2.19%	$ 13,135

Growth of $10,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Class N
S&P 500

The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N and S&P 500 Stock Index (Class N inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND – CLASS R

PERFORMANCE  ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

MARCH 31, 2012 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	-1.12%	N/A	1.24%	$ 10,156
S&P 500 Stock Index	8.54%	N/A	6.69%	$ 10,846

Growth of $10,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
S&P 500
Class R

The chart assumes an initial gross investment of $10,000 made on 12/29/10 for Class R (Class R inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Forester Value Fund
	Schedule of Investments
	March 31, 2012

Shares		Value

COMMON STOCKS - 77.02%

Basic Material - 1.06%
49,200	Newmont Mining Corp.	$ 2,522,484

Consumer Discretionary - 5.14%
11,000	AutoZone, Inc. *	4,089,800
78,900	Target Corp.	4,597,503
24,100	V.F. Corp.	3,518,118
		12,205,421
Consumer Staples - 19.11%
259,150	Altria Group, Inc.	7,999,960
156,780	CVS Caremark Corp.	7,023,744
221,000	Dean Foods Co. *	2,676,310
69,200	General Mills, Inc.	2,729,940
68,100	Kimberly Clark Corp.	5,031,909
164,072	Kraft Foods, Inc.	6,236,377
189,600	The Kroger Co.	4,594,008
77,200	Molson Coors Brewing Co. Class B	3,493,300
92,000	Wal-Mart Stores, Inc.	5,630,400
		45,415,948
Energy - 8.01%
48,200	Apache Corp.	4,841,208
68,860	Chevron Corp.	7,382,481
78,600	Exxon Mobil Corp.	6,816,978
		19,040,667
Financial Services - 9.03%
79,640	Allstate Corp.	2,621,749
91,330	Aon Corp.	4,480,650
51,825	PNC Financial Services Group, Inc.	3,342,194
107,670	Travelers Companies, Inc.	6,374,064
146,610	US Bancorp, Inc.	4,644,605
		21,463,262
Health Care - 13.96%
81,000	Amgen Corp.	5,505,570
149,700	Bristol Myers Squibb Co.	5,052,375
75,200	Johnson & Johnson	4,960,192
77,150	Eli Lilly & Co.	3,106,445
108,091	Merck & Co., Inc.	4,150,694
181,954	Pfizer, Inc.	4,120,348
106,480	Unitedhealth Group, Inc.	6,275,931
		33,171,555
Industrial Goods - 6.79%
61,270	3M Co.	5,465,897
61,870	General Dynamics Corp.	4,540,021
100,470	Honeywell International, Inc.	6,133,693
		16,139,611
Technology - 9.12%
113,300	Hewlett-Packard Co.	2,699,939
25,550	International Business Machines Corp.	5,331,007
271,400	Microsoft Corp.	8,754,007
70,790	Oracle Corp.	2,064,236
151,800	Symantec Corp. *	2,838,660
		21,687,849
Telecommunications - 1.17%
88,700	American Telephone & Telegraph, Inc.	2,770,101

Utilities - 3.63%
117,360	American Electric Power Co, Inc.	4,527,749
47,000	PG&E Corp.	2,040,270
34,460	Sempra Energy	2,066,222
		8,634,241

TOTAL FOR COMMON STOCKS (Cost $148,866,360) - 77.02%		183,051,139

PUT OPTIONS - 0.41%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	S&P 500 Index *
600,000	April 2012 Put @ 134.00	216,000

	S&P 500 Index *
400,000	May 2012 Put @ 134.00	448,000

	S&P 500 Index *
400,000	May 2012 Put @ 131.00	304,000

TOTAL FOR PUT OPTIONS (Premiums Paid $1,734,262) - 0.41%		968,000

SHORT TERM INVESTMENTS - 23.51%
15,125,264	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.01% **	15,125,264
769,096	Fidelity Institutional Treasury Money Market Fund - Class I 0.01% **	769,096
40,000,000	U.S. Government Treasury Bill, 5/31/2012, 0.05593%	39,996,400
		55,890,760

TOTAL FOR SHORT TERM INVESTMENTS (Cost $55,891,120) - 23.51%		55,890,760

TOTAL INVESTMENTS (Cost $206,491,742) - 100.94%		239,909,899

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.94)%		(2,238,256)

NET ASSETS - 100.00%		$ 237,671,643

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2012.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$183,051,139	$ -	$ -	$ 183,051,139
Put Options	968,000	-	-	968,000
Short-Term Investments:
U.S. Treasury Bill	39,996,400	-	-	39,996,400
Fidelity Institutional Treasury	15,894,360	-	-	15,894,360
	$239,909,899	$ -	$ -	$ 239,909,899

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2012

Assets:
Investments in Securities, at Value (Cost $206,491,742)	$ 239,909,899
Cash	183,360
Receivables:
Shareholder Subscriptions	624,061
Dividends and Interest	395,861
Total Assets	241,113,181
Liabilities:
Shareholder Redemptions	3,204,053
Due to Advisor	175,995
Administrative Fees	21,363
Distribution Fees	40,127
Total Liabilities	3,441,538
Net Assets	$ 237,671,643

Net Assets Consist of:
Paid In Capital	$ 223,310,058
Accumulated Undistributed Net Investment Income	469,238
Accumulated Realized Loss on Investments	(19,525,810)
Unrealized Appreciation in Value of Investments	33,418,157
Net Assets, for 19,467,892 Shares Outstanding	$ 237,671,643

Class I Shares:
Net Assets	$ 45,411,212
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	3,656,518
Net asset value, offering price, and redemption price per share	$ 12.42

Class N Shares:
Net Assets	$ 190,031,466
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	15,630,855
Net asset value, offering price, and redemption price per share	$ 12.16

Class R Shares:
Net Assets	$ 2,228,965
Shares outstanding (250,000,000 shares authorized with $.0001 par value)	180,519
Net asset value, offering price, and redemption price per share	$ 12.35

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2012

Investment Income:
Dividends	$ 3,951,511
Interest	19,704
Total Investment Income	3,971,215

Expenses:
Advisory Fees (Note 3)	1,730,703
Distribution (12b-1) Fees	424,127
Administration Fees	211,292
Total Expenses	2,366,122

Net Investment Income	1,605,093

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	2,214,136
Options	(18,078,087)
(15,863,951)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	13,254,844
Options	(496,261)
12,758,583

Net Realized and Unrealized Loss on Investments and Options	(3,105,368)

Net Decrease in Net Assets Resulting from Operations	$ (1,500,275)

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	For the Years Ended
	3/31/2012	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,605,093	$ 1,154,233
Net Realized Loss on Investments and Options	(15,863,951)	(2,733,972)
Unrealized Appreciation on Investments and Options	12,758,583	9,259,005
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,500,275)	7,679,266

Distributions to Shareholders: (Note 7)
Net Investment Income:
Class I Shares	(159,858)	(28,700)
Class N Shares	(1,079,970)	(1,025,001)
Class R Shares	(2,954)	-
Total Distributions Paid to Shareholders	(1,242,782)	(1,053,701)

Capital Share Transactions (Note 6)	92,701,352	40,121,034

Total Increase	89,958,295	46,746,599

Net Assets:
Beginning of Period	147,713,348	100,966,749

End of Period (Including Undistributed Net Investment Income of $469,238 and $106,927, respectively)
	$237,671,643	$147,713,348

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

			Period
	Years Ended		Ended
	3/31/2012	3/31/2011	3/31/2010*

Net Asset Value, at Beginning of Period	$ 12.60	$ 12.00	$ 10.31

Income From Investment Operations:
Net Investment Income **	0.13	0.15	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.26)	0.50	1.61
Total from Investment Operations	(0.13)	0.65	1.75

Distributions:
Net Investment Income	(0.05)	(0.05)	(0.06)
Realized Gains	-	-	-
Total from Distributions	(0.05)	(0.05)	(0.06)

Net Asset Value, at End of Year	$ 12.42	$ 12.60	$ 12.00

Total Return ***	(1.02)%	5.44%	16.98%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 45,411	$ 8,372	$ 1,178
Ratio of Expenses to Average Net Assets****	0.99%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets****	1.08%	1.20%	1.52%
Portfolio Turnover	35.30%	28.99%	36.90%

* For the Period June 5, 2009 (commencement of investment operations) through March 31, 2010.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2012	3/31/2011	3/31/2010	3/31/2009	3/31/2008

Net Asset Value, at Beginning of Period	$ 12.41	$ 11.89	$ 9.07	$ 10.67	$ 11.60

Income From Investment Operations:
Net Investment Income *	0.10	0.11	0.13	0.20	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.28)	0.50	2.82	(1.09)	(0.82)
Total from Investment Operations	(0.18)	0.61	2.95	(0.89)	(0.67)

Distributions:
Net Investment Income	(0.07)	(0.09)	(0.13)	(0.04)	(0.26)
Realized Gains	-	-	-	(0.67)	-
Total from Distributions	(0.07)	(0.09)	(0.13)	(0.71)	(0.26)

Net Asset Value, at End of Year	$ 12.16	$ 12.41	$ 11.89	$ 9.07	$ 10.67

Total Return **	(1.45)%	5.15%	32.58%	(8.67)%	(5.77)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 190,031	$ 139,012	$ 99,789	$ 61,980	$ 1,927
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.27%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.91%	1.23%	2.02%	1.34%
Portfolio Turnover	35.30%	28.99%	36.90%	269.29%	78.22%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year	Period
	Ended	Ended
	3/31/2012	3/31/2011*

Net Asset Value, at Beginning of Period	$ 12.51	$ 12.18

Income From Investment Operations:
Net Investment Income **	0.07	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.21)	0.29
Total from Investment Operations	(0.14)	0.33

Distributions:
Net Investment Income	(0.02)	-
Realized Gains	-	-
Total from Distributions	(0.02)	-

Net Asset Value, at End of Year	$ 12.35	$ 12.51

Total Return ***	(1.12)%	2.71%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,229	$ 329
Ratio of Expenses to Average Net Assets****	1.50%	1.45%
Ratio of Net Investment Income to Average Net Assets****	0.55%	1.14%
Portfolio Turnover	35.30%	28.99%

* For the Period December 29, 2010 (commencement of investment operations) through March 31, 2011.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
****Annualized for period less than one year.
The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund.  The Forester Value Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the readily available closing bid price on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the quoted bid price in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Fair Value Pricing - The Board of Directors has delegated to Forester Capital Management, Inc. (the “Advisor”) the responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Derivatives - The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  See Note 5 for additional disclosures on derivative investments at March 31, 2012.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - For the year ended March 31, 2012, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor received a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2012, the Fund paid the Advisor a management fee of $232,721 for Class I, $1,486,072 for Class N, and $11,910 for Class R. The Fund owes the Advisor $175,995 for management fees as of March 31, 2012.

The Fund pays the Advisor a fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N, and 0.11% for Class R.  For the year ended March 31, 2012, the Fund paid the Advisor a fee of $26,148 for Class I, $183,672 for Class N and $1,472 for Class R.  The Fund owed the Advisor $21,363 at March 31, 2012, for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2012, the Fund paid $417,436 for Class N and $6,691 for Class R.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

4.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2012, purchases and sales of investment securities other than short-term investments aggregated $99,953,338 and $51,535,649, respectively. Purchases and sales of options aggregated $83,180,983 and $63,946,634, respectively.

5.) PUT & CALL OPTIONS PURCHASED

As of March 31, 2012, the Fund had put options valued at $968,000.

Transactions in call and put options purchased during the year ended March 31, 2012, were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2011	1,000	$ 578,000
Options purchased	150,681	83,180,983
Options written	-	-
Options exercised	(350)	(100,171)
Options expired	(1,200)	(533,260)
Options terminated in closing purchase transaction	(136,131)	(81,391,290)
Options outstanding at March 31, 2012	14,000	$ 1,734,262

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2012 by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized (Loss)	Location	Unrealized Appreciation
Options Purchased	Realized Loss on Options	$(18,078,087)	Net Change in Unrealized Depreciation on Options	$(496,261)

6.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2012, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total par value and paid in capital totaled $223,310,058.  Transactions in capital stock were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	4,006,054	$ 49,460,292	685,177	$ 8,321,037
Shares issued in reinvestment of dividends	13,056	159,676	2,337	28,654
Shares redeemed	(1,026,933)	(12,717,528)	(121,294)	(1,511,996)
Net increase	2,992,177	$ 36,902,440	566,220	$ 6,837,695

	Year ended March 31, 2012		Year ended March 31, 2011
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	9,686,964	$ 117,774,153	7,110,191	$ 84,653,890
Shares issued in reinvestment of dividends	87,655	1,051,856	79,856	965,455
Shares redeemed	(5,345,275)	(64,929,338)	(4,381,338)	(52,662,419)
Net increase	4,429,344	$ 53,896,671	2,808,709	$ 32,956,926

	Year ended March 31, 2012		December 29, 2010 through March 31, 2011
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	198,708	$ 2,444,570	26,315	$ 326,461
Shares issued in reinvestment of dividends	244	2,954	-	-
Shares redeemed	(44,744)	(545,283)	(4)	(48)
Net increase	154,208	$ 1,902,241	26,311	$ 326,413

7.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, as of March 31, 2012 the tax basis capital gains and losses and undistributed ordinary income are as follows:

Undistributed ordinary income

$      469,238

Capital loss carry forwards +

Expiration:

  Short-Term

  Long-Term

    3/31/2018

$   (454,332)

$                -

    3/31/2019

     (932,573)

                  -

Indefinite

                   -

  (5,767,622)

Total Capital Loss Carry Forwards

$(1,386,905)

$(5,767,622)

Post-October capital loss deferrals

between 11/1/11 – 3/31/12 *

$ 13,077,805

As of March 31, 2012 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

Gross unrealized appreciation on investment securities

$ 35,867,257

Gross unrealized depreciation on investment securities

(1,742,213)

Net unrealized appreciation on investment securities

$ 34,125,044

Tax cost of investment securities,

including short-term investments **

$204,816,855

+The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

* These deferrals are considered incurred in subsequent year.

**The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2012 and 2012 are as follows:

	2012	2011
Ordinary income:
Class I Shares	$ 159,858	$ 28,700
Class N Shares	1,079,970	1,025,001
Class R Shares	2,954	-

On December 22, 2011 distributions of $.05, $.07, and $.02 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $1,242,782 paid to shareholders of record on the same date, from net investment income.

On December 30, 2010 distributions of $.05 and $.09 per share were paid to Class I shareholders and Class N shareholders, respectively, aggregating $1,053,701 paid to shareholders of record on the same date, from net investment income.

8.) THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

9.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2012, National Financial Service LLC, in omnibus accounts, in aggregate, owned approximately 35.61% of the Fund and may be deemed to control the Fund. As of March 31, 2012, Charles Schwab & Company, Inc., in omnibus accounts, in aggregate, owned approximately 50.36% of the Fund and may be deemed to control the Fund. As of March 31, 2012, Merrill Lynch, Pierce, Fenner & Smith, Inc., in omnibus accounts, in aggregate, owned approximately 68.53% of the Fund and may be deemed to control the Fund. As of March 31, 2012, ING National Trust, in omnibus accounts, in aggregate, owned approximately 99.09% of the Fund and may be deemed to control the Fund.

10.) NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value   Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2012 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Value Fund, a series of The Forester Funds, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 24, 2012

Forester Value Fund
Expense Illustration
March 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Forester Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2011	March 31, 2012	October 1, 2011 through March 31, 2012

Actual	$1,000.00	$1,021.42	$5.00
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,020.05	$5.00

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Forester Value Fund - Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2011	March 31, 2012	October 1, 2011 through March 31, 2012

Actual	$1,000.00	$1,019.19	$6.31
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,018.75	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2011	March 31, 2012	October 1, 2011 through March 31, 2012

Actual	$1,000.00	$1,024.00	$7.59
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,017.50	$7.57

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS

MARCH 31, 2012 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 52	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than five years
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 54	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 53	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 53	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2012.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2012 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a board meeting held on March 14, 2012 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreement, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Fund

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Fund

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement. The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds (1.25% Fund expense ratio versus a median of 1.24% for 1,328 funds in the Morningstar Large Value Category).  After discussion, Forester Capital Management, Ltd. was reappointed as the investment adviser to the Forester Value Fund, and that the investment advisory agreement is approved and extended for another year.

Forester Discovery Fund

ANNUAL REPORT

MARCH 31, 2012

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER DISCOVERY FUND

Letter to Shareholders

Dear Fellow Shareholder:

It was a difficult, volatile year for global equity markets, but the Forester Discovery Fund held up well, as the fund was positioned to weather the storm.  For calendar 2011, the Discovery Fund returned -2.7% compared to -12.1% for the MSCI EAFE (Europe, Australiasia and Far East) Index.  For the fiscal year ended March, 2012, the Discovery Fund returned -2.0% compared to -5.8% for the MSCI EAFE Index.  Since inception (9/9/99), the Discovery Fund has returned 4.1% annualized while the MSCI EAFE Index has an annualized return of 2.5%.

Heading into calendar 2011, the Federal Reserve executed its large monetary stimulus program known as QE2 (Quantitative Easing 2) and the European Central Bank remained committed to supporting the liquidity needs of its cash-strapped member countries.  These actions gave investors confidence that the central banks of the world’s largest economies were doing everything in their power to support the global growth.  As a result, global equity markets rallied from January through April.  However, as the QE2 program ended in June and the European sovereign debt crisis intensified, the markets sold off sharply May through September.  Once again the Federal Reserve came to the rescue in September with a new monetary stimulus program called Operation Twist.  Similarly, in February the European Central Bank devised a monetary stimulus program of its own called the LTRO (Long-Term Refinancing Operation), which served to calm the sovereign debt markets.  These moves helped to arrest the sell-off, although global equity markets continued to be volatile throughout the rest of the year.

Fomento Economico Mexicano had another strong year, returning 40% for the fiscal year ended March, 2012.  All three divisions posted another year of solid revenue and earnings growth.  The Comercio convenience stores posted strong same-store sales growth, and demand remained strong in the Coca-Cola FEMSA and Heineken divisions.

Imperial Tobacco also had a great year, returning 31% for the fiscal year.  The company saw a steady demand for its products despite the weak economy.  Investors flocked to the shares, given its attractive dividend yield and stable, predictable earnings stream in an uncertain economic climate.

As we look to 2012, we expect to see a similar theme as 2011; the world’s central banks trying to alleviate the stress of overly indebted nations trying to de-lever.  While we believe that these institutions will remain committed to developing creative solutions to avert a crisis, we recognize that the problems are large and complex and we therefore expect to see continued volatility in the markets.  We believe that a level of caution is warranted, and as such, the portfolio is positioned to weather future volatility.

As always, we will continue buying good stocks with exceptional appreciation potential. We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

THE FORESTER DISCOVERY FUND

PERFORMANCE  ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

FORESTER FUNDS

THE FORESTER DISCOVERY FUND RETURNS

MARCH 31, 2012 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	-2.03%	6.13%	4.06%	$16,483
S&P 500 Stock Index	8.54%	2.01%	2.19%	$13,135
MSCI EAFE Index	-5.77%	-3.51%	2.46%	$13,576

Growth of $10,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Discovery
S&P 500
MSCI EAFE

The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

	Forester Discovery Fund
	Schedule of Investments
	March 31, 2012

Shares		Value

COMMON STOCKS - 51.64%

Consumer Discretionary - 2.69%
10,950	Michelin ADR	$ 162,936
22,520	Panasonic Corp. ADR	208,310
		371,246
Consumer Staples - 14.12%
2,610	Delhaize Group ADR	137,286
5,265	Diageo Plc. ADR	508,072
4,630	Fomento Economico Mexicano S. A. ADR	380,910
6,450	Imperial Tobacco Group Plc. ADR	524,837
11,900	Unilever Plc. ADR	393,295
		1,944,400
Energy - 6.09%
2,590	Eni Spa (Italy)	121,264
4,990	Royal Dutch Shell Plc. ADR	349,949
6,960	Statoil ASA ADR	188,686
3,490	Total S A ADR	178,409
		838,308
Financial Services - 4.69%
13,605	Allianz SE ADR	161,491
4,120	HSBC Holdings Plc. ADR	182,887
5,920	Prudential Plc. ADR	142,258
1,870	Toronto Dominion Bank NY (Canada)	158,856
		645,492
Health Care - 7.15%
7,380	Astrazeneca Plc. ADR	328,336
6,775	Novartis AG ADR *	375,403
6,220	Teva Pharmaceutical Industries Ltd. ADR	280,273
		984,012
Industrial Goods - 1.97%
2,690	Siemens AG (Germany)	271,260

Materials - 0.65%
2,670	Agnico-Eagle Mines Ltd.	89,125

Technology - 4.10%
29,705	Nokia Corp. ADR	163,080
3,300	Research In Motion Ltd. *	48,510
5,060	SAP AG ADR	353,289
		564,879
Telecommunications - 7.66%
11,350	BT Group Plc. (United Kingdom)	410,416
14,370	Nippon Telegraph & Telephone Corp. ADR	325,049
11,520	Vodafone Group Public Ltd. Co. (United Kingdom)	318,758
		1,054,223
Utilities - 2.52%
6,870	National Grid Plc. ADR	346,798

TOTAL FOR COMMON STOCKS (Cost $6,344,855) - 51.64%		7,109,743

SHORT TERM INVESTMENTS - 48.20%
6,636,024	Fidelity Institutional Treasury 0.01% ** (Cost $6,636,024)	6,636,024

TOTAL INVESTMENTS (Cost $12,980,879) - 99.84%		13,745,767

ASSETS IN EXCESS OF LIABILITIES - 0.16%		21,497

NET ASSETS - 100.00%		$ 13,767,264

ADR- American Depositary Receipt
* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2012.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 7,109,743	$ -	$ -	$ 7,109,743
Short-Term Investments:
Fidelity Institutional Treasury	6,636,024	-	-	6,636,024
	$ 13,745,767	$ -	$ -	$ 13,745,767

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Assets and Liabilities
March 31, 2012

Assets:
Investments in Securities, at Value (Cost $12,980,879)	$ 13,745,767
Cash	278
Receivables:
Shareholder Subscriptions	100
Dividends and Interest	37,664
Total Assets	13,783,809

Liabilities
Due to Advisor	16,545
Total Liabilities	16,545

Net Assets	$ 13,767,264

Net Assets Consist of:
Paid In Capital	$ 13,986,589
Accumulated Undistributed Net Investment Income	21,063
Accumulated Realized Loss on Investments	(1,005,276)
Unrealized Depreciation in Value of Investments	764,888
Net Assets, for 1,070,346 Shares Outstanding	$ 13,767,264

Net Asset Value Per Share	$ 12.86

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Operations
For the year ended March 31, 2012

Investment Income:
Dividends (net of $37,087 of foreign tax withheld)	$ 378,904
Interest	1,129
Total Investment Income	380,033

Expenses:
Advisory Fees (Note 3)	295,136
Total Expenses	295,136

Net Investment Income	84,897

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(870,323)
Change in Unrealized Depreciation on Investments	(146,926)

Net Realized and Unrealized Loss on Investments	(1,017,249)

Net Decrease in Net Assets Resulting from Operations	$ (932,352)

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statements of Changes in Net Assets

	For the Years Ended
	3/31/2012	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 84,897	$ 23,773
Net Realized Loss on Investments	(870,323)	(110,196)
Capital Gain Distribution from Underlying Investment	-	176
Unrealized Appreciation (Depreciation) on Investments	(146,926)	411,733
Net Increase (Decrease) in Net Assets Resulting from Operations	(932,352)	325,486

Distributions to Shareholders: (Note 6)
Net Investment Income	(73,737)	(13,870)
Realized Gains	-	-
Total Distributions Paid to Shareholders	(73,737)	(13,870)

Capital Share Transactions (Note 5)	1,411,986	(1,268,341)

Total Increase (Decrease)	405,897	(956,725)

Net Assets:
Beginning of Period	13,361,367	14,318,092

End of Period (Including Undistributed Net Investment Income of $21,063 and $9,903, respectively)
	$ 13,767,264	$ 13,361,367

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2012	3/31/2011	3/31/2010	3/31/2009	3/31/2008

Net Asset Value, at Beginning of Year	$ 13.17	$ 12.75	$ 10.11	$ 10.06	$ 10.11

Income From Investment Operations:
Net Investment Income/(Loss) *	0.05	0.02	(0.02)	0.19	0.37
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.32)	0.41	2.74	(0.09)	0.00
Total from Investment Operations	(0.27)	0.43	2.72	0.10	0.37

Distributions:
Net Investment Income	(0.04)	(0.01)	-	(0.05)	(0.42)
Realized Gains	-	-	(0.08)	-	-
Total from Distributions	(0.04)	(0.01)	(0.08)	(0.05)	(0.42)

Net Asset Value, at End of Year	$ 12.86	$ 13.17	$ 12.75	$ 10.11	$ 10.06

Total Return **	(2.03)%	3.40%	26.95%	1.02%	3.70%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,767	$ 13,361	$ 14,318	$ 195	$ 39
Ratio of Expenses to Average Net Assets:
Before Waivers	1.35%	1.35%	1.35%	1.35%	1.35%
After Waivers	1.35%	1.35%	1.35%	0.00%	0.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.39%	0.18%	(0.12)%	1.89%	3.70%
Portfolio Turnover	55.89%	21.16%	171.22%	116.02%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

(1) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principals generally accepted in the United States of America.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the quoted bid prices in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.   Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Fair Value Pricing - The Board of Directors has delegated to Forester Capital Management, Inc. (the “Advisor”) responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that a portfolio security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Foreign currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2012, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2012, the Advisor earned $295,136 for Advisory services.  The Fund owed the Advisor $16,545 for advisory fees at March 31, 2012.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   For the year ended March 31, 2012, no such reimbursements were made.

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust. Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

(4) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments, aggregated $6,468,516 and $5,751,321, respectively, for the year ended March 31, 2012.

(5) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2012, there were 5,000,000,000 shares of capital stock for the Company with a par value of $.0001 authorized. The total paid in capital totaled $13,986,589. Transactions in capital stock were as follows:

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	1,450,231	$18,993,308	663,242	$8,368,597
Shares issued in reinvestment of dividends	5,753	71,164	996	12,725
Shares redeemed	(1,400,102)	(17,652,486)	(773,127)	(9,649,663)
Net increase (decrease)	55,882	$ 1,411,986	(108,889)	$(1,268,341)

(6) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, as of March 31, 2012 the tax basis capital gains and losses and undistributed ordinary income are as follows:

Undistributed ordinary income

$      21,063

Post-October capital loss deferrals

$   (701,194)

    between 11/1/11 - 3/31/12 (a)

Capital loss carryforward +

Short-Term

Expiring 3/31/2017

$   (111,943)

Indefinite

$     (56,112)

Total Capital Loss Carry Forwards

$   (168,055)

As of March 31, 2012 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investments

$     997,421

Gross unrealized depreciation on investments

     (377,866)

Net unrealized appreciation on investments

$     619,555

Tax cost of investments, including short-term investments (b)

$13,126,212

+The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

(a) These deferrals are considered incurred in the subsequent year.

(b) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the years ended March 31, 2012 and 2011 are as follows:

  2012

  2011

Ordinary income

$73,737

$13,870

On December 22, 2011 a distribution of $.0408 per share, aggregating $73,737 was paid to shareholders of record on December 21, 2011, from ordinary income.

On December 30, 2010 a distribution of $.0137 per share, aggregating $13,870 was paid to shareholders of record on December 29, 2010, from ordinary income.

(7) THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT OF 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

(8) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2012, National Financial Service LLC, in omnibus accounts, in aggregate, owned approximately 35.39% of the Fund and may be deemed to control the Fund. As of March 31, 2012, Charles Schwab & Co. Inc., in omnibus accounts, in aggregate, owned approximately 30.27% of the Fund and may be deemed to control the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Discovery    Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2012 and the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Discovery Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 24, 2012

Forester Discovery Fund
Expense Illustration
March 31, 2012

Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2011	March 31, 2012	October 1, 2011 through March 31, 2012

Actual	$1,000.00	$1,061.05	$6.96
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,018.25	$6.81

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS AND OFFICERS

MARCH 31, 2012 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 612 Paddock Lane Libertyville, IL 60048 Age: 52	Director	Indefinite; 12 years	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than 5 years.
Stanley Simpson 612 Paddock Lane Libertyville, IL 60048 Age: 54	Director	Indefinite; 5 year	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 612 Paddock Lane Libertyville, IL 60048 Age: 53	Director	Indefinite; 5 year	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 612 Paddock Lane Libertyville, IL 60048 Age: 53	Director; President; Treasurer	Indefinite; 12 years	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is  also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2012.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2012 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - At a board meeting held on March 14, 2012 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreement, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Fund

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Fund

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement. The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds (1.25% Fund expense ratio versus a median of 1.24% for 1,328 funds in the Morningstar Large Value Category).  After discussion, Forester Capital Management, Ltd. was reappointed as the investment adviser to the Forester Value Fund, and that the investment advisory agreement is approved and extended for another year.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2012

$  20,000

FY 2011

$  18,000

(b)

Audit-Related Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2012

$ 4,000

FY 2011

$ 1,800

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2012, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 11, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 11, 2012